Clean Energy Technologies Inc.

(OTC: PMFI)

Disclaimer

This Information Overview does not contain all of the information necessary to make an evaluation of the business or  prospects of Probe Manufacturing, Inc.

and  its consolidated  subsidiaries (together,  the  “Company”)  and  does not  contain  or  constitute  a  representation  or  warranty  of  any  nature  whatsoever.   The

Company  expressly  disclaims  any  and  all  liability  which  may  be  based  on  the  Information  Overview  or  any  of  its  contents,  errors  therein,  or  omissions

therefrom.    This  Information  Overview  includes,  and  other  written  or  oral  communications  may  contain,  or  may  have  contained,  certain  statements,

approximations,  estimates,  and  projections  provided  by  the  Company  with  respect  to  the  anticipated  future  performance  of  the  Company  and  the  industry within  which  it  operates  (“Forward-Looking  Statements”).  These  Forward-Looking  Statements  involve  risks  and  uncertainties,  including  without  limitation risks  and  uncertainties  associated  with  general  market  conditions,  competition,  and  pricing.  The  Company  believes  that  the  Forward-Looking  Statements made  by  it  are  based  upon  reasonable  expectations.  However,  no  assurances  can  be  given  that  actual  results  will  not  differ  materially  from  those  contained in  such  Forward-Looking  Statements.  The  recipient  shall  be  entitled  to  rely  solely  on  representations  and  warranties  made  to  it  in  a  signed  definitive

agreement relating to a transaction, if any.   The Company is not under any obligation to, or expects to, update or otherwise  revise this Information Overview or other materials supplied herewith.

In accepting receipt of this Information Overview,  you agree to the basis on which this information is provided to you, as follows.

•     To  treat  as  confidential  the  contents  of  this  document  and  any  discussions  arising  therefrom,  and  not  to  distribute,  reproduce  or  use  this  document without the express consent of the Company or to use it for any purpose other than to evaluate the opportunity described herein.

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opportunities  relating  to  the  Company.  This  document  does  not  guarantee  the  commercial  or  financial  results  of  the  strategy  or  any  investment opportunity.

•     The information contained in this Information Overview, including market data, has not been independently verified. We do not make any representation or  warranty  as  to,  and  no  reliance  should  be  placed  on,  the  fairness,  accuracy,  completeness  or  correctness  of  the  information,  the  opinions,  or  the estimates  contained  herein.  The  information,  estimates  and  opinions  contained  in  this  presentation  are  provided  as  at  the  date  of  this  Information

Overview  and  are  subject  to  change  without  notice.  In  addition,  projected  financial  information,  or  references  thereto,  relate  to  indicative  information that has been prepared for illustrative purposes only.

•     Any  projected  financial  information  has  been  prepared  by  the  Company  based  on  multiple  assumptions.  For  a  complete  understanding  of  any  such

information,  a  reader  should  have  a  complete  understanding  of  all  such  assumptions.   The  realisation  of  any  projected  financial  results  depends  on  the

continuing  validity  of  the  assumptions  on  which  they  are  based.   The  assumptions  on  which  projected  financial  information  contained  herein  are  based are  subject  to  change  based  on  new  or  more  accurate  information,  changed  circumstances,  and  other  developments.  We  accept  no  responsibility  for  the realisation  or  non-realisation  of  the  projected  financial  information.  Actual  results  are  likely  to  be  different  from  those  shown  in  the  projected  financial information because events and circumstances frequently do not occur as expected,  and the differences may be material.

•     No securities regulator has examined or approved the content of this Information Overview.

Confidential

The Company

•     Public Company – Clean Energy Technologies, Inc.

o    Identify, acquire, and develop leading clean energy and clean technology solutions

   Clean energy and clean technology focus

   Utilize CETI’s relationships and expertise to identify key technologies that match strengths and capabilities in manufacturing, supply chain management, unique business models and clean technology

o    IInniittiiaall AAccqquuiissiittiioonn –– GGeenneerraall EElleeccttrriicc’’ss HHeeaatt RReeccoovveerryy SSoolluuttiioonnss bbuussiinneessss

   Proprietary HRS turbine technology for organic rankine cycle

   Matches CETI manufacturing and engineering strengths

o    Engineering & Manufacturing Services - Base of Support

   Stable source of revenue

   Skills and resources  in support of GE HRS

   Business & I/P through acquisitions – Trident Manufacturing

Confidential

(øO*˜˜˜¾}û&!!ñäÉ!!,*?î*m*EIQ*q06-6-022264830cm*BI*/CS/RGB*/W1*/H1*/BPC8*ID£££*EIQ*q018-6-022264842cm*BI*/CS/RGB*/W3*/H1*/BPC8*ID£££œœœ*EIQ*q06-6-022264866cm*BI*/CS/RGB*/W1*/H1*/BPC8*ID*EIQ*q012-6-022324752cm*BI*/CS/RGB*/W2*/H1*/BPC8*ID¦¦¦¦¦¦*EIQ*q0102-6-022324770cm*BI*/CS/RGB*/W17*/H1*/BPC8*/F/Fl*/DP<</Predictor15*/Columns17*/Colors3>>*IDxœ*Ç±O*@*♦A*´*Alø*43·*#ÿ’eö***UínbfÌìîX®»g&QU*Aìî•®”*Ä*EIQ*q090-6-022384794cm*BI*/CS/RGB*/W15*/H1*/BPC8*/F/Fl*/DP<</Predictor15*/Columns15*/Colors3>>*IDxœcœ>}ú÷ïß↓↑↑®]»&##♥d°°°°²²*↓ß¾}ûðá♥;;»‚‚Â←7*↔↔*”B***EIQ*q06-6-022444830cm*BI*/CS/RGB*/W1*/H1*/BPC8*IDˆˆˆ*EIQ*q048-6-022444842cm*BI*/CS/RGB*/W8*/H1*/BPC8*/F/Fl*/DP<</Predictor15*/Columns8*/Colors3>>*IDxœclnn~óæ*33óû÷ïyyy¹¸¸¤¤¤↑↑↑*†Ã•¸*EIQ*q024-6-022504854cm*BI*/CS/RGB*/W4*/H1*/BPC8*IDrrr}}}}}}xxx*EIQ*Q*q*300300m*3006300l*25506300l*2550300l*h*W*n*000rg*900314630509re*f*Q*q*8.33333008.3333300cmBT*/R2014.04Tf*01-1-0141.655.2Tm*(•)Tj*/R1814.04Tf*22.560Td*[()3.2886(1)1.10176(*)0.1252(♣)4.08988(/)3.852(*)1.8321(♦)6.4979(*)10.1746(*)0.371428(*)4.0231(!!)-1.27704(♥)-1.27704(♦)-2.04911(*)4.0231(*)1.8321(*)4.0231(/)-13.242(♥)-1.27704(♠)4.0231(/)-4.69501(9)2.56243(:)2.56348(:)2.56243(;)2.56243(/)-4.69501(*)0.371428(♦)-2.04911(/)-4.69501(↓)3.78105(→)0.277527(♣)251.953]TJ*/R2012Tf*13.44-15Td*(•)Tj*/R1812Tf*22.560Td*[(↓)-3.39844(*)-4.60938(*)-4.60938(!!)-0.507813(♥)-0.507813(*)2.85156(/)16.0742(♦)1.11328(♥)-0.507813(♠)-4.60938(*)2.85156(*)-2.44141(/)-3.92578(<)-0.488281(=)-3.16406(>)-3.16406(/)-3.92578(*)32.1094(*)17.3047()3.20313(?)-2.42188(↓)-3.39844(→)-5.01953(%)-0.527344(♣)251.953]TJ*/R2012Tf*-22.56-14.4Td*(•)Tj*/R1812Tf*22.560Td*[(@)-3.16406(A)-3.16406(*)-0.488281(=)-3.16406(=)-3.16406(=)-3.16406(/)6.07422(♦)1.11328(-)-4.60938(↔)2.44141(/)-3.92578(•)-4.82422(*)-5.03906(↔)2.44141(/)16.0742(•)15.1758(*)-0.996094(*)2.85156(♥)-0.507813(!!)-0.507813(♥)-0.507813(*)-5.03906(¶)2.63672(/)6.07422()3.20313(*)-2.65625(♦)11.1133(*)4.96094(*)-0.996094(/)-3.92578(→)-5.01953(*)-2.44141(♦)1.11328(*)-0.996094(*)-0.488281(/)6.07422()3.20313(,)578.613]TJ*/R2012Tf*-22.56-14.4Td*(•)Tj*/R1812Tf*22.560Td*[(@)-3.16406(9)-3.16406(/)6.07422(*)-2.44141(*)-1.17188(↑)-4.60938(!!)-0.507813(*)7.34375(¶)12.6367(*)-2.44141(*)-2.44141(♦)391.113]TJ*/R2012Tf*-22.56-14.4Td*(•)Tj*/R1812Tf*22.560Td*[(<)-0.488281(9)-3.16406(A)-3.16406(/)6.07422(O)8.63281(*)-2.44141(*)11.6602(*)-2.44141(♠)-4.60938(*)-4.60938(*)-2.44141(/)36.0742(B)-1.95313(C)-3.16406(;)-3.16406(↔)2.44141(=)-3.16406(→)-5.01953(/)-233.926(D)-1.95313(@)-3.16406(A)-3.16406(E)4.84375(/)-13.9258(←)0.703125(O)18.6328(*)-2.65625(♦)1.11328(♦)1.11328(/)-13.9258(*)-1.17188(*)-0.996094(O)8.63281(←)0.703125(♥)-0.507813(♠)-4.60938(♦)391.113]TJ*/R2012Tf*-22.56-14.4Td*(•)Tj*/R1812Tf*22.560Td*[(<)-0.488281(9)-3.16406(>)-3.16406(/)6.07422(O)8.63281(*)-2.44141(*)11.6602(*)-2.44141(♠)-4.60938(*)-4.60938(*)-2.44141(/)36.0742(B)-1.95313(C)-3.16406(9)-3.16406(=)-3.16406(↔)2.44141(=)-3.16406(→)-5.01953(/)-3.92578(*)3.22266(*)4.84375(8)-3.76953(/)-13.9258(♠)-4.60938(*)-2.44141(*)4.84375(/)6.07422(♦)1.11328(*)-4.60938(*)-4.60938(")3.22266(/)226.074]TJ*/R2014.04Tf*-58.56-33Td*(•)Tj*/R1814.04Tf*22.560Td*[(5)13.0542(*)1.8321(↑)4.0231(*)-2.57078(♦)-2.04911(♥)-1.27704(*)1.6276(♥)-1.27704(*)-2.57078(♠)4.0231(*)1.8321(*)4.0231(/)3.852(*)4.0231(*)4.0231(♦)-2.04911(♥)-1.27704(♠)4.0231(*)1.8321(♦)-2.04911(♦)-2.04807(/)-4.69501(♥)-1.27704(♠)4.0231(/)-4.69501(F)2.56243(=)2.56243(9)2.56243(;)2.56035(/)-13.242(*)10.1746(*)-2.57078(/)3.852(•)14.5775(*)-2.57078(*)4.04814(*)4.0231(♦)-2.04911(/)20.946(*)-2.57078(♠)4.0231(/)3.852(*)4.05023(!!)-1.27704(*)1.8321(*)0.371428(♠)4.0231(/)226.074]TJ*16.8TL*T*[(*)1.8321(♠)4.0231(*)1.8321(O)15.2995(←)0.617655(¶)-0.354734(/)-4.69501(*)0.371428(♠)4.0231(*)4.0231(/)-4.69501(O)15.2995(*)1.8321(!!)-1.27704(*)8.91844(*)10.1746(*)1.8321(*)4.0231(/)-13.242(*)10.1746(*)1.8321(*)4.04919(*)4.0231(♠)4.0231(*)-2.57078(!!)-1.27704(*)-2.57078(←)0.617655(♥)-1.27913(*)1.8321(♦)391.113]TJ*/R2012Tf*13.44-15Td*(•)Tj*/R1812Tf*22.560Td*[(,)-1.38672(*)2.85156(-)-4.60938(*)-4.60938(♥)-0.507813(♦)1.11328(♥)-0.507813(*)-5.03906(♥)-0.507813(*)-2.65625(♠)-4.60938(♦)391.113]TJ*/R2012Tf*-22.56-14.4Td*(•)Tj*/R1812Tf*22.560Td*[(*)2.10938(1)-1.71875(→)-5.01953(/)6.07422(*)-0.996094(←)0.703125(O)8.63281(*)-2.44141(*)-2.44141(*)-1.17188(*)-2.44141(♠)5.39063(*)-5.03906(♦)391.113]TJ*ET*Q*q*2475760m*2475795l*2550795l*2550760l*h*Wn*q*8.33333008.3333300cmBT*/R2012Tf*01-1-0307.891.2Tm*(•)Tj*ET*Q*Q*q*2470948m*24701589l*25501589l*2550948l*h*Wn*q*8.33333008.3333300cmBT*/R1812Tf*01-1-0307.8113.76Tm*[(♣)1.95313(↓)-3.39844(/)6.07422(*)-4.60938(*)-2.44141(*)11.6602(*)-2.44141(!!)-0.507813(*)-2.65625(↑)-4.60938(*)-1.17188(*)-2.44141(♠)5.39063(*)334.961]TJ*ET*Q*Q*q*8.33333008.3333300cmBT*/R1820.04Tf*01-1-0152.76430.8Tm*[()0.268993(!!)1.94728(*)0.552606(*)-0.0380099(♠)-1.55548(/)4.51733(1)-2.73671(♠)-1.55548(*)0.552606(O)13.3035(←)-2.35077(¶)-2.4531(/)22.4814(%)10.3709(*)0.397642(*)-2.29814(*)-1.55548(♦)391.113]TJ*ET*Q*0.2509770.2509770.250977rg*12933590111300re*f**q*2550300m*25506300l*48006300l*4800300l*h*W*n*111rg*30030045006000re*f**00.3293460.759766rg*44003004006006re*f**0.1411130.3371580.777344rg*4400296m*439829643962984396300c*43966306l*439663084398631044006310c*48006310l*480363104805630848056306c*4805300l*480529848032964800296c*h*4800305m*4796300l*47966306l*48006302l*44006302l*44056306l*4405300l*4400305l*f*Q*111rg*q*8.33333008.3333300cmBT*/R914.04Tf*01-1-0557.16355.44Tm*[(C)4.05023(o)4.16291(n)4.16291(f)-0.333868(i)-4.05232(d)4.16291(e)0.444461(n)4.16291(t)-0.333868(i)-4.05232(a)0.444461(l)277.999]TJ*/R2012Tf*350.52-1.68Td*(4)Tj*ET*Q*q*2550300m*25506300l*48006300l*4800300l*h*W*n*0.4509280.4509280.450928rg*23204941m*22934942l*22654944l*22394947l*22124952l*21864959l*21614966l*21364975l*21124985l*20884996l*20655009l*20435022l*20215037l*20005052l*19805069l*19605086l*19425105l*19245124l*19075145l*18925166l*18775188l*18635210l*18505234l*18385258l*18275283l*18185308l*18095334l*18025361l*17965388l*17925415l*17885443l*17865471l*17855500l*17865529l*17885557l*17925585l*17965613l*18025640l*18095667l*18185692l*18275718l*18385743l*18505767l*18635790l*18765813l*18915835l*19075856l*19245876l*19425896l*19605914l*19805932l*20005948l*20215964l*20425979l*20655992l*20886004l*21116016l*21366026l*21616035l*21866042l*22126048l*22386053l*22656057l*22926059l*23206060l*23476059l*23746057l*24016053l*24276048l*24536042l*24796035l*25036026l*25286016l*25516005l*25745992l*25975979l*26195964l*26395949l*26605932l*26795915l*26985896l*27155877l*27325856l*27485835l*27635813l*27775791l*27905767l*28015743l*28125718l*28225693l*28305667l*28375640l*28435613l*28485586l*28515558l*28535529l*28545501l*28535472l*28515444l*28485416l*28435388l*28375361l*28305334l*28225308l*28125283l*28025258l*27905234l*27775211l*27635188l*27485166l*27325145l*27165125l*26985105l*26795087l*26605069l*26405052l*26195037l*25975022l*25755009l*25524996l*25284985l*25044975l*24794966l*24544959l*24284953l*24014948l*23754944l*23484942l*h*23464961m*23724963l*23984966l*24234971l*24484977l*24734984l*24974993l*25205002l*25435013l*25655025l*25875038l*26085052l*26285067l*26475083l*26665100l*26845118l*27015137l*27175156l*27335177l*27475198l*27615220l*27735242l*27845266l*27955290l*28045314l*28125339l*28195365l*28255391l*28295418l*28335445l*28355472l*28355528l*28335556l*28295583l*28255609l*28195635l*28125661l*28045686l*27955711l*27855735l*27735758l*27615781l*27475803l*27335824l*27185844l*27015864l*26845883l*26665901l*26485918l*26285934l*26085949l*25875963l*25665976l*25435988l*25215999l*24976008l*24736017l*24496024l*24246030l*23986035l*23736038l*23476040l*23206041l*22936040l*22676038l*22426035l*22166030l*21916024l*21676017l*21436008l*21195999l*20975988l*20745976l*20535963l*20325949l*20125934l*19925918l*19735901l*19555883l*19385864l*19225845l*19075824l*18925803l*18795781l*18675759l*18555735l*18455711l*18365687l*18275662l*18205636l*18155610l*18105583l*18075556l*18055529l*18045501l*18055473l*18075445l*18105418l*18155392l*18205365l*18275340l*18355315l*18455290l*18555266l*18665243l*18795220l*18925198l*19075177l*19225157l*19385137l*19555118l*19735100l*19925083l*20115067l*20325052l*20525038l*20745025l*20965013l*21195002l*21424993l*21664984l*21914977l*22164971l*22414966l*22674963l*22934961l*23204960l*f*Q*q*2550300m*4800300l*48006300l*25506300l*25505485l*25545485l*25545486l*25625486l*25625487l*25705487l*25705488l*25785488l*25785489l*25875489l*25875490l*25955490l*25955491l*26035491l*26035492l*26115492l*26115493l*26195493l*26195494l*26275494l*26275495l*26355495l*26355496l*26435496l*26435497l*26515497l*26515498l*26595498l*26595499l*26675499l*26675500l*26755500l*26755501l*26835501l*26835502l*26915502l*26915503l*26995503l*26995504l*27075504l*27075505l*27155505l*27155506l*27235506l*27235507l*27325507l*27325508l*27405508l*27405509l*27485509l*27485510l*27565510l*27565511l*27645511l*27645512l*27725512l*27725513l*27805513l*27805514l*27885514l*27885515l*27965515l*27965516l*28045516l*28045517l*28125517l*28125518l*28205518l*28205519l*28285519l*28285520l*28365520l*28365521l*28445521l*28445522l*28525522l*28525523l*28605523l*28605524l*28695524l*28695525l*28775525l*28775526l*28855526l*28855527l*28935527l*28935528l*29015528l*29015529l*29095529l*29095530l*29175530l*29175531l*29255531l*29255532l*29335532l*29335533l*29415533l*29415534l*29495534l*29495535l*29575535l*29575536l*29655536l*29655537l*29735537l*29735538l*29815538l*29815539l*29895539l*29895540l*29975540l*29975541l*30055541l*30055542l*30145542l*30145543l*30225543l*30225544l*30305544l*30305545l*30385545l*30385546l*30465546l*30465547l*30545547l*30545548l*30625548l*30625549l*30705549l*30705550l*30785550l*30785551l*30865551l*30865552l*30945552l*30945553l*31025553l*31025554l*31105554l*31105555l*31185555l*31185556l*31265556l*31265557l*31345557l*31345558l*31425558l*31425559l*31515559l*31515560l*31595560l*31595561l*31675561l*31675562l*31755562l*31755563l*31835563l*31835564l*31915564l*31915565l*31995565l*31995566l*32015566l*32005564l*31995558l*31985553l*31975547l*31965542l*31955536l*31935526l*31925520l*31915515l*31905509l*31895504l*31885498l*31875493l*31865487l*31855482l*31845476l*31825466l*31815460l*31805455l*31795449l*31785444l*31775438l*31765433l*31755427l*31745422l*31735416l*31715406l*31705400l*31695395l*31685389l*31675384l*31665378l*31655373l*31645367l*31635362l*31625356l*31615351l*31605345l*31585335l*31575329l*31565324l*31555318l*31545313l*31535307l*31525302l*31515296l*31505291l*31495285l*31475275l*31465269l*31455264l*31445258l*31435253l*31425247l*31415242l*31405236l*31395231l*31385225l*31365215l*31355209l*31345204l*31335198l*31325193l*31315187l*31305182l*31295176l*31285171l*31275165l*31255155l*31245149l*31235144l*31225138l*31215133l*31205127l*31195122l*31185116l*31175111l*31165105l*31155100l*31155095l*31135095l*30995102l*30985103l*30825111l*30815112l*30655120l*30645121l*30465130l*30455131l*30295139l*30285140l*30125148l*30115149l*29935158l*29925159l*29765167l*29755168l*29595176l*29585177l*29405186l*29395187l*29235195l*29225196l*29065204l*29055205l*28875214l*28865215l*28705223l*28695224l*28535232l*28525233l*28345242l*28335243l*28175251l*28165252l*28005260l*27995261l*27815270l*27805271l*27645279l*27635280l*27475288l*27465289l*27305297l*27295298l*27115307l*27105308l*26945316l*26935317l*26775325l*26765326l*26585335l*26575336l*26415344l*26405345l*26245353l*26235354l*26055363l*26045364l*25885372l*25875373l*25715381l*25705382l*25525391l*25505393l*h*W*n*00.3293460.759766rg*31145095m*24095467l*32015566l*f**0.2900390.4941410.732422rg*31195094m*311850923117509131165091c*311550903114509031135091c*24075464l*240554652404546624055468c*240554702406547124085472c*32005570l*320255703203557032045569c*320555683205556632055565c*h*31975566m*32015562l*24095463l*24115471l*31165098l*31105095l*f*Q*q*2550300m*25506300l*48006300l*4800300l*h*W*n*00.3293460.759766rg*31145095m*24095467l*32015566l*f**0.2900390.4941410.732422rg*31195094m*311850923117509131165091c*311550903114509031135091c*24075464l*240554652404546624055468c*240554702406547124085472c*32005570l*320255703203557032045569c*320555683205556632055565c*h*31975566m*32015562l*24095463l*24115471l*31165098l*31105095l*f*Q*q*34465347m*34885155l*32365100l*31955293l*h*W*n*q08-5-032105288cm*BI*/CS/RGB*/W2*/H1*/BPC8*ID¯¯¯’’’*EIQ*q012-5-032155284cm*BI*/CS/RGB*/W3*/H1*/BPC8*ID–––nnnxxx*EIQ*q016-5-032205280cm*BI*/CS/RGB*/W4*/H1*/BPC8*ID–––aaa}}}*EIQ*q028-5-032255264cm*BI*/CS/RGB*/W7*/H1*/BPC8*/F/Fl*/DP<</Predictor15*/Columns7*/Colors3>>*IDxœcœ7o*♥♥Ã¿*ÿ€$##ãÍ›7ÿüù♥*a—*X*EIQ*q024-5-032305268cm*BI*/CS/RGB*/W6*/H1*/BPC8*IDœœœ›››£££***ooo*EIQ*q028-5-032355244cm*BI*/CS/RGB*/W7*/H1*/BPC8*/F/Fl*/DP<</Predictor15*/Columns7*/Colors3>>*IDxœc½zõ¯_¿~ÿþÍÀÀðïß?ÉÊÊ*›**ë*EIQ*q012-5-032355280cm*BI*/CS/RGB*/W3*/H1*/BPC8*ID¤¤¤‰‰‰ƒƒƒ*EIQ*q032-5-032405240cm*BI*/CS/RGB*/W8*/H1*/BPC8*/F/Fl*/DP<</Predictor15*/Columns8*/Colors3>>*IDxœcìëë!!§§ý*♠ÌÌÌ@’‰‰‰……♣*Ÿž*ë*EIQ*q012-5-032405276cm*BI*/CS/RGB*/W3*/H1*/BPC8*ID£££„„„ˆˆˆ*EIQ*q012-5-032455240cm*BI*/CS/RGB*/W3*/H1*/BPC8*ID………£££¦¦¦*EIQ*q012-5-032455272cm*BI*/CS/RGB*/W3*/H1*/BPC8*IDyyyiii€€€*EIQ*q012-5-032505240cm*BI*/CS/RGB*/W3*/H1*/BPC8*ID”””¡¡¡¦¦¦*EIQ*q08-5-032505276cm*BI*/CS/RGB*/W2*/H1*/BPC8*IDeeeddd*EIQ*q016-5-032555268cm*BI*/CS/RGB*/W4*/H1*/BPC8*ID¡¡¡```ŽŽŽ*EIQ*q020-5-032605260cm*BI*/CS/RGB*/W5*/H1*/BPC8*IDœœœiii```*EIQ*q028-5-032655256cm*BI*/CS/RGB*/W7*/H1*/BPC8*/F/Fl*/DP<</Predictor15*/Columns7*/Colors3>>*IDxœcœ5k*←←Û*?nÞ¼ÉÄÄ¤¢¢ÂÀÀ**lk•Ç*EIQ*q08-5-032705256cm*BI*/CS/RGB*/W2*/H1*/BPC8*ID˜˜˜*EIQ*q012-5-032705268cm*BI*/CS/RGB*/W3*/H1*/BPC8*ID“““***‘‘‘*EIQ*q012-5-032755248cm*BI*/CS/RGB*/W3*/H1*/BPC8*ID–––˜˜˜ššš*EIQ*q012-5-032755264cm*BI*/CS/RGB*/W3*/H1*/BPC8*ID|||*EIQ*q020-5-032805240cm*BI*/CS/RGB*/W5*/H1*/BPC8*ID•••——————¯¯¯*EIQ*q08-5-032805264cm*BI*/CS/RGB*/W2*/H1*/BPC8*ID```ttt*EIQ*q012-5-032855240cm*BI*/CS/RGB*/W3*/H1*/BPC8*ID’’’*EIQ*q08-5-032855264cm*BI*/CS/RGB*/W2*/H1*/BPC8*ID```¦¦¦*EIQ*q016-5-032905232cm*BI*/CS/RGB*/W4*/H1*/BPC8*IDœœœœœœ–––žžž*EIQ*q08-5-032905264cm*BI*/CS/RGB*/W2*/H1*/BPC8*IDlll*EIQ*q016-5-032955228cm*BI*/CS/RGB*/W4*/H1*/BPC8*ID¥¥¥”””———”””*EIQ*q04-5-032955268cm*BI*/CS/RGB*/W1*/H1*/BPC8*IDlll*EIQ*q020-5-033005220cm*BI*/CS/RGB*/W5*/H1*/BPC8*IDªªª’’’•••–––¢¢¢*EIQ*q012-5-033055220cm*BI*/CS/RGB*/W3*/H1*/BPC8*IDªªª“““*EIQ*q012-5-033105216cm*BI*/CS/RGB*/W3*/H1*/BPC8*ID”””ŒŒŒ“““*EIQ*q016-5-033155212cm*BI*/CS/RGB*/W4*/H1*/BPC8*ID‰‰‰*EIQ*q016-5-033205208cm*BI*/CS/RGB*/W4*/H1*/BPC8*ID••••••’’’ššš*EIQ*q08-5-033255208cm*BI*/CS/RGB*/W2*/H1*/BPC8*ID’’’’’’*EIQ*q08-5-033305204cm*BI*/CS/RGB*/W2*/H1*/BPC8*IDƒƒƒ›››*EIQ*q012-5-033355200cm*BI*/CS/RGB*/W3*/H1*/BPC8*ID¨¨¨‘‘‘„„„*EIQ*q016-5-033405196cm*BI*/CS/RGB*/W4*/H1*/BPC8*ID““““““*EIQ*q012-5-033455192cm*BI*/CS/RGB*/W3*/H1*/BPC8*IDˆˆˆ‰‰‰‘‘‘*EIQ*q08-5-033505192cm*BI*/CS/RGB*/W2*/H1*/BPC8*ID‡‡‡‘‘‘*EIQ*q08-5-033555192cm*BI*/CS/RGB*/W2*/H1*/BPC8*ID•••*EIQ*q08-5-033605188cm*BI*/CS/RGB*/W2*/H1*/BPC8*ID†††ŒŒŒ*EIQ*q012-5-033655184cm*BI*/CS/RGB*/W3*/H1*/BPC8*ID„„„………§§§*EIQ*q012-5-033705180cm*BI*/CS/RGB*/W3*/H1*/BPC8*IDŒŒŒ‚‚‚ªªª*EIQ*q012-5-033755180cm*BI*/CS/RGB*/W3*/H1*/BPC8*IDxxxˆˆˆ*EIQ*q04-5-033805180cm*BI*/CS/RGB*/W1*/H1*/BPC8*IDxxx*EIQ*q08-5-033855176cm*BI*/CS/RGB*/W2*/H1*/BPC8*IDˆˆˆxxx*EIQ*q012-5-033905172cm*BI*/CS/RGB*/W3*/H1*/BPC8*IDwww‡‡‡*EIQ*q012-5-033955172cm*BI*/CS/RGB*/W3*/H1*/BPC8*ID–––ttt¢¢¢*EIQ*q012-5-034005168cm*BI*/CS/RGB*/W3*/H1*/BPC8*ID§§§}}}‚‚‚*EIQ*q08-5-034055168cm*BI*/CS/RGB*/W2*/H1*/BPC8*IDvvv………*EIQ*q04-5-034105168cm*BI*/CS/RGB*/W1*/H1*/BPC8*IDxxx*EIQ*q08-5-034155168cm*BI*/CS/RGB*/W2*/H1*/BPC8*IDvvv£££*EIQ*q08-5-034205164cm*BI*/CS/RGB*/W2*/H1*/BPC8*IDnnn*EIQ*q08-5-034255164cm*BI*/CS/RGB*/W2*/H1*/BPC8*IDmmm}}}*EIQ*q08-5-034305160cm*BI*/CS/RGB*/W2*/H1*/BPC8*IDŒŒŒggg*EIQ*q08-5-034355164cm*BI*/CS/RGB*/W2*/H1*/BPC8*IDfff*EIQ*q08-5-034405160cm*BI*/CS/RGB*/W2*/H1*/BPC8*IDƒƒƒjjj*EIQ*q08-5-034455160cm*BI*/CS/RGB*/W2*/H1*/BPC8*IDcccššš*EIQ*q04-5-034505160cm*BI*/CS/RGB*/W1*/H1*/BPC8*IDggg*EIQ*q08-5-034555160cm*BI*/CS/RGB*/W2*/H1*/BPC8*ID‚‚‚ŸŸŸ*EIQ*q08-5-034605160cm*BI*/CS/RGB*/W2*/H1*/BPC8*IDeeeŸŸŸ*EIQ*q08-5-034655156cm*BI*/CS/RGB*/W2*/H1*/BPC8*ID€€€nnn*EIQ*q08-5-034705156cm*BI*/CS/RGB*/W2*/H1*/BPC8*IDfff£££*EIQ*q012-5-034755152cm*BI*/CS/RGB*/W3*/H1*/BPC8*ID©©©©©©mmm*EIQ*q04-5-034805160cm*BI*/CS/RGB*/W1*/H1*/BPC8*ID¥¥¥*EIQ*Q*0.250.250.25rg*q*8.33333008.3333300cmBT*/R1815.96Tf*01-1-0324.6432.72Tm*[(')-0.642475(*)8.83679(*)8.05114(*)1.31799(O)25.3245(*)-2.1991(←)4.53771(*)1.31799(/)-14.5273()-0.631462(*)1.02796(O)17.8057(*)1.31799(/)-22.0461(()0.82604(*)1.31799(O)-4.75065(*)0.532337(♥)-3.59052(*)1.79893(*)1.31799(♦)391.113]TJ*ET*Q*0.3750.3750.375rg*q*8.33333008.3333300cmBT*/R2011.04Tf*01-1-0339.12421.2Tm*(•)Tj*/R1811.04Tf*13.560Td*[(%)2.95092(*)0.743037(♦)-0.191067(*)-1.99558(*)-2.44141(O)0.806726(/)30.422(*)-1.82575(♥)1.23132(*)-5.5197(*)-2.44141(/)19.5525(*)-1.99558(*)-5.26495(/)19.5525(→)-3.71518(*)0.743037(O)0.806726(§)-1.9319(*)-2.44141(*)334.961]TJ*/R2011.04Tf*-13.56-13.2Td*(•)Tj*/R1811.04Tf*13.560Td*[(♣)1.95313(*)-5.5197(↑)3.65149(O)0.806726(*)-5.26495(*)-4.86158(*)-2.44141(*)3.65149(/)41.2916(5)-0.509511(*)-0.934103(♣)1.95313(/)8.68292(6)-2.6537(/)-2.18665()0.594429(*)-5.26495(*)-5.5197(↑)3.65149(!!)1.23132(♥)1.23132(*)0.743037(♠)3.65149(*)-1.06148(*)497.559]TJ*ET*Q*0.250.250.25rg*q*8.33333008.3333300cmBT*/R2215.96Tf*01-1-0441.24482.88Tm*[(*)-0.422198(↑)10.3053(↓)8.33382(♠)-2.58826(*)-2.51483(*)2.78651(*)0.510309(→)14.1088(←)2.78651(§)2.78651(*)-2.51483(↓)0.815026(*)-0.051398(*)-14.5273(*)1.11607(*)0.510309(*)2.98109(*)-3.75573(•)1.44649(•)1.44649(*)-0.34143(O)17.1229(♦)-2.5956(*)-2.51483(♠)-2.58826(♣)-2.51483(*)-7.00849(↔)-0.921493(*)-2.51483(¶)0.436883(*)10.3053(↓)0.815026(♥)0.429541(*)226.074]TJ*88.44-19.2Td*[(*)15.6544(*)-3.75573(O)2.08529(*)-7.00849(*)2.98109(→)-0.928836(*)-1.12341(*)266.602]TJ*ET*Q*q*2550300m*25506300l*48006300l*4800300l*h*W*n*000rg*900314630509re*f*Q*q*2550760m*2550795l*2587795l*2587760l*h*Wn*q*8.33333008.3333300cmBT*/R2012Tf*01-1-0307.891.2Tm*(•)Tj*ET*Q*Q*q*2550948m*25501589l*25921589l*2592948l*h*Wn*q*8.33333008.3333300cmBT*/R1812Tf*01-1-0307.8113.76Tm*[(♣)1.95313(↓)-3.39844(/)6.07422(*)-4.60938(*)-2.44141(*)11.6602(*)-2.44141(!!)-0.507813(*)-2.65625(↑)-4.60938(*)-1.17188(*)-2.44141(♠)5.39063(*)334.961]TJ*ET*Q*Q*q*8.33333008.3333300cmBT*/R2012Tf*01-1-0322.291.2Tm*(•)Tj*/R1812Tf*22.560Td*[(1)8.28125(-)-4.60938(*)-4.60938(♥)-0.507813(*)-5.03906(¶)2.63672(/)36.0742(6)2.12891(/)6.07422(*)12.8516(*)-2.65625(*)-1.17188(*)-1.17188(*)-2.44141(O)8.63281(*)2.85156(♥)-0.507813(*)-0.996094(!!)-0.507813(/)-13.9258(*)-2.65625(↑)-4.60938(↑)-4.60938(*)-2.65503(O)-1.36963(*)-5.03906(*)-4.60938(♠)5.39063(♥)-0.507813(*)-5.03906(♥)9.49219(*)-2.44141(♦)391.113]TJ*/R2014.04Tf*-58.56-33Td*(•)Tj*/R1814.04Tf*22.560Td*[(G)-2.36211(@)2.56243(/)12.399(*)1.64847(9)2.56243(A)2.56243(/)3.852(0)-228.449(*)0.371428(*)4.04814(-)4.0231(*)4.0231(♥)-1.27704(O)15.2995(*)1.8321(*)4.0231(/)-13.242(4)-1.61926(1)1.10176(/)3.852())-0.884749(*)1.8321(*)8.91844(*)1.6276(/)-4.69501(5)13.0542(*)1.8321(*)12.5952(*)-2.57078(*)7.21571(*)1.8321(O)-10.3415(¶)-0.354734(/)12.399(()-2.06581(*)-2.57078(!!)-1.27704(*)4.0231(*)1.6276(♥)-1.27704(*)-2.57078(♠)4.0231(♦)-2.04911(/)12.399(♥)-1.27704(♠)4.0231(/)226.074]TJ*16.8TL*T*[()3.2886(*)-2.57078(♦)6.4979(*)10.1746(*)0.371428(/)12.399(→)0.279614(*)1.8321(♦)-2.04911(*)479.004]TJ*/R2012Tf*13.44-15Td*(•)Tj*/R1812Tf*22.560Td*[(,)-1.38672(*)2.85156(-)-4.60938(*)-4.60938(♥)-0.507813(O)8.63281(*)-2.44141(*)-4.60938(/)36.0742(4)0.859375(1)-1.71875(/)-13.9258(↑)-4.60938(*)9.00391(*)4.96094(*)-2.44141(♠)5.39063(*)-5.03906(♦)1.11328(/)26.0742(6)2.12891(/)-3.92578(♣)1.95313(↓)516.602]TJ*/R2012Tf*-22.56-14.4Td*(•)Tj*/R1812Tf*22.560Td*[()3.20313(*)-2.65625(♠)-4.60938(♦)1.11328(*)-2.65625(!!)-0.507813(♥)-0.507813(*)-4.60938(*)9.00391(*)-5.03906(♥)-0.507813(*)-2.65625(♠)-4.60938(/)36.0742(♦)1.11328(*)19.0039(*)1.66016(♥)-0.507813(♠)-4.60938(←)0.703125(♦)1.11328(/)-3.92578(*)-0.996094(♠)-4.60938(*)-4.60815(/)16.0742(♦)21.1108(¶)2.63672(♠)-4.60938(*)-2.44141(O)8.63281(←)0.703125(♥)-0.507813(*)-2.44141(♦)391.113]TJ*/R2012Tf*-22.56-14.4Td*(•)Tj*/R1812Tf*22.560Td*[(%)-0.527344(*)-4.60938(O)-1.36719(*)-5.03906(*)-4.60938(*)-2.44141(O)8.63281(/)36.0742(♥)-0.507813(♠)5.39063(*)4.96094(*)-2.44141(←)0.703125(O)18.6328(*)9.00391(*)4.96094(*)-2.44141(/)26.0742(♥)-0.507813(♠)-4.60938(&)-3.84766(*)-4.60938(*)-2.65625(*)-4.60938(♦)1.11328(*)-2.44141(/)26.0742(*)-1.17188(*)-0.996094(♠)-4.60938(*)-4.60938(•)15.1758(*)-0.996094(*)2.85156(*)-5.03906(*)-4.60938(O)-1.36719(♥)-0.507813(♠)5.39063(←)0.703125(/)46.0742(*)-2.65625(•)-4.82422(/)-3.92578(§)34.5898(*)7.55859(¶)2.63672(/)226.074]TJ*14.4TL*T*[(*)4.96094(*)-2.44141(*)2.85156(*)-4.60938(♠)-4.60938(*)-2.65625(!!)-0.507813(*)-2.65625(←)0.703125(♥)-0.507813(*)-2.44141(♦)1.11328(/)16.0742(*)3.22266())3.04688(5)12.9688(()-0.527344(/)-3.92578(*)-2.44141(!!)-0.507813(*)-2.44141(*)2.85156(*)-5.03906(O)18.6328(*)-2.65503(♠)-4.60938(♥)-0.510254(*)2.85156(♦)1.11328(")303.223]TJ*/R2012Tf*-22.56-14.4Td*(•)Tj*/R1812Tf*22.560Td*[(1)-1.71875(#)3.10547(↑)-4.60938(*)-2.44141(O)-1.36719(♥)-0.507813(*)-2.44141(♠)-4.60938(*)2.85156(*)-2.44141(*)-4.60938(/)26.0742(*)2.85156(!!)-0.507813(*)-2.44141(*)-0.996094(♠)-4.60938(/)6.07422(*)4.96094(*)-2.44141(*)2.85156(*)-4.60938(/)6.07422(*)-1.17065(*)-0.996094(♠)-4.61182(*)-0.996094(←)10.7031(*)-2.44141(*)-1.17188(*)-2.44141(♠)5.39063(*)-5.03906(/)16.0742(*)4.96094(*)-2.44141(*)-0.996094(*)798.828]TJ*ET*Q*q*3876585m*38761290l*44441290l*4444937l*4444585l*h*W*n*q020-4-03884928cm*BI*/CS/RGB*/W10*/H1*/BPC8*/F/Fl*/DP<</Predictor15*/Columns10*/Colors3>>*IDxœc¼sç*♥↑0Â*„Í♦♠*KÝ*®*EIQ*q040-4-03888918cm*BI*/CS/RGB*/W20*/H1*/BPC8*/F/Fl*/DP<</Predictor15*/Columns20*/Colors3>>*IDxœc²dÉŸ?*þþýû**þÿÿÏ*♠L0*d³€*+++„„*8*`**<*EIQ*q060-4-03892908cm*BI*/CS/RGB*/W30*/H1*/BPC8*/F/Fl*/DP<</Predictor15*/Columns30*/Colors3>>*IDxœcÔ××ÿ*♥ÿþýƒ0↑↑↑à**`ddD&‘*!!!!!!D*®’O**0=↑¡*EIQ*q080-4-03896898cm*BI*/CS/RGB*/W40*/H1*/BPC8*/F/Fl*/DP<</Predictor15*/Columns40*/Colors3>>*IDxœ}Í;*A*♥Ð‰Š½÷¿ªŸ*.♥[í+BH!!D„™*8‹EDT•‰ëüš™î®*æw|ÕÊLŽ²xçî*$**P*EIQ*q0102-4-03900886cm*BI*/CS/RGB*/W51*/H1*/BPC8*/F/Fl*/DP<</Predictor15*/Columns51*/Colors3>>*IDxœ}Š[*À*♦Ó*áýOhó°]¶ûÙù↑†e¯Þ{kÍÌˆh•@03-*"¢ª0*è—9gfFDU}#→;ìî÷bŒ±å9à³ý*¶»<A*EIQ*q0124-4-03904876cm*BI*/CS/RGB*/W62*/H1*/BPC8*/F/Fl*/DP<</Predictor15*/Columns62*/Colors3>>*IDxœ…‹A*À*♦“ƒ¦Ï÷©*ÑFÅ¶KD¯Ã0Y*§”.GDbŒðj"B`O!ÀÌLÎ*vÎùË»9ËãÌ9Ç¦µffË½w♦|;XJ)øªµ"rÎªú*ëÓHÂ*EIQ*q0144-4-03908866cm*BI*/CS/RGB*/W72*/H1*/BPC8*/F/Fl*/DP<</Predictor15*/Columns72*/Colors3>>*IDxœËQ*€@*EQMmÿû™…Mh9É“¢♣t>.*A*cì*f¦ªU*QèADÕ*êÂÌô«Ìp=NxGDtÝ½¾**˜svÛ*èïO**EIQ*q0164-4-03912856cm*BI*/CS/RGB*/W82*/H1*/BPC8*/F/Fl*/DP<</Predictor15*/Columns82*/Colors3>>*IDxœcüþý;*↑0*&ð*Oüû÷*H*♣Y`€‘‘‘O**→ò**~þüùO§**om.ë*EIQ*q0184-4-03916846cm*BI*/CS/RGB*/W92*/H1*/BPC8*/F/Fl*/DP<</Predictor15*/Columns92*/Colors3>>*IDxœÍÍ»*À0*…a/`·¼ÿk*↓,&*¡C‡Îý†*<•çœD„ˆÕ♦*ÕÿPU3{š˜yŒÑ{o‰Èu|¬µª

Background

Leverage Core Expertise

•    Product life Cycle Management from

concept to fulfillment

Customer

Clean Energy Technologies Inc. - Growth Strategy

CETI

CETI

GE Heat

Tech. & Mfr.

Recovery

Future

Services

Solutions

Acquisitions

•      Product

•       Waste heat generators

•       Energy Efficiency

DDeevveellooppmmeenntt

••       SSeellll eeqquuiippmmeenntt

••       CClleeaann TTeecchhnnoollooggiieess

•       Manufacturing

•       Sell by kwh

•       Renewable energy solutions

•       Project Mgt.

•       Licensing

•       Storage

•       Global Sourcing

•       5 Yr. Revenue Projection

•       Future equity plays

•       5 Yr. Revenue

~ $100M  in Equipment

Projection

Sale and $70M  of Lease

~ $5M-$15M

Contracts , $5-$15M

Licensing

•      CETI new public company identity

•      Heat Recovery Solutions business still markets under same business & product name

•      Manufacturing  services…consolidation savings by manufacturing HRS products

•      CETI identifies future product, partner & business growth opportunities to leverage into existing overhead structure and competence …IP ownership & equity opportunities

Confidential

ó†VØja~—mVuìrwSY’I-Ä-ÁaL”sgÛznw·Ô™/†²Z×D«<†÷zsîiñ*n*þÃ?eç/f‡Ç7ÓÜºõéÎf*¾¹w*¯b>>*ww?Úv6_y%qçÎ*““m”d*ÁQö*w÷¿¼{÷å‰çlZ|Ð…õÍÊùÁÚÈﬂZpÎ¹KiaÁp«ëÚXg~*~dtWÜû¨aµ/9maì>>¾zN_œ]ªªòéÖÖo¿6bÞqq_¾zõ£lB:ùø$£¸à)²xcy4øv<ÿì“(“þ>>>>óìõ«Š/{¯·“oî“ì×uz{ûc’9kJd6šDÝ/¢Nª8¡†§*{wÁ™VÊ9f3…©<<p¤+ãèﬂ*Ã–Äp1‰ôSÔ“÷:`Ñoÿ¾ùô‘*on*i¡_¹ÒõvEf8FWà®jd,’Ñv*@)Lãbôxg¼®tcb×è,¤Ó–|jio”/bÇ*7ôv1‰zÒÔmÞ”(CË²b*5¢yºT™’*rho‡ofic‘,²`ÑmšÒÅê–BWC>agëÉfiÇlØ”2<<$*`ë°X‰°Âÿª¸‡·‰%βµw;bI*xL±”(¥†¶“n4ôÀ§7·¢*93%ÿÒM¸¸‘ã<Yü4ç¤Vÿxe©-Ñw|i•©Y]èû”’èhi/Bú¤ya+VzS4zD/~–Æ3Pj@1wT¥Àòë¯¾*yÄÿÒÌfoRÍÔ/<r…WÎpŒÀ0¹¸5¤¶0ŒœÕ;lhi’<e;’°–FP`èZrFá™óYhØÔ©ª®iHÈº¾a6flermE·1UGb-E’e’4ë/L¹Á†’q¤sÿ®ë°aGiQ<…ad*m²áyU*’mTêÒµu@Vo*ÚÅ£/evöþnlºzœÍ¨yùœ5)ôy%±E1–U¡'ÂÅÓ‘fÙ%Ö@$“p—”øÓ”jfÂJ¸q|_¶:zN;¡j`‡È¶q*i³keRÐèr²j²Zo*àEùfiõý*R¸ÐflFilN’)÷æp¸(uñz3)¹KälwZæeiÐe‘f*‘¶fÇw®β¨L8x…Ý$>>øùÇ*‘‘”C'@lËçÎicé>f¡†°©w*°£~”©H†FflÈfÚÀ7ÝñcŒ~d`œq°7•Yá?*s·n¤lWsJlè²µiô$frvÔetØ5nûÈ††A/½‘õ.Ln†C¢fl.îfÕ©º¤fim¸*Í8ê¹°}òt¶ja*3êxe8/(é–wÁ>TäÀ’¸-TÚir}æØW¤¥ö7mÌõwβkŒ'Ðf(ÂÁÞ«¡_(—Ñ™TTla“ItÊÉnô-ó|æ”iÂ5ooåÙ”$r”Y+‰7Å’*icZbÈeÑkHqÒb~>>rNàje>®™qçlÇÄ<5Pvêó’½m…ÿ¤nzz¡m“iÎ±Z™æy†Ç³¸“fl]zd~'vŠñDRP(x>>EñárAå6½oa**ò{V>‘ÙC;3Tβ|LeÄ‘ÇuêöjmÜfv²>Dœ¥90f)û*EÝáLI—ÕB'×Ö×ÿiuš1êm%7CZmqC–CzUCqGCq–Cz–/GC&–1UCcmm~7m$JKQ~m†C/mYCEm~+$C/m22lm>+‘‘+redictorCERm$olumnsC/m$olorsCz66m7>CxœcA¡-Ý**–ixx“BbLã¿:‘œl-…-*aÍnrm%7CZmqC–CUGBUCqGCq–Cz–//CzRG/Ccmm~7m$JKQ~m†C&E/mYCEm~+$C/m22lm>+‘‘+redictorCERm$olumnsC&E/m$olorsCz66m7>Cxœ0VÛ”g%w*ëÜl£Íf’>Xf´h†wài’’hY‘ñmäaöxxØL^øm—wc?o¸wjC¸rTLpÌ%SXaâx`*ZéîéæV“$¯´îî©®9uêVÉÓ‘6þþÎÝ*ëµy¢’²ÓÓeŠË¿¿úúÖã:*ÿm±pš¯ëXkuóæfLLL**r”¢w¿Auf|úùìáAù°H¹X×ûŠN/6icªjdlŒ¤Ò/pšbÒX-flúØ÷T*½µ&Ë²®kq*Á‘2ãb®,dyEfý–{pBÅ°*ñù£ããgoβxÿ½w¡…KÊSdlÅ¹8ëm¿^×Ûúé“‰ùòìñÓL*Íge'«*^”|.)*šó¾m>>c–*i>>vb*A¥–Úd@(cVÆ*‰ÒÊSq*qÆ—FcKs]ŠèB1çúÿÞ|ë.¸úù£“b:*qÄfxÿ^>>Ö÷<ãµÑeZäekùEzC¯ÌfÈ4¥è½/kﬂM¡H¼YÖØwh*o©S©pl|ÅW©spËóhBmÓ*ZRMTA¸Ún&±w<<'lü*œaÞWHÊ²flX÷àGsCA«êÒåWe@á*¯:0œÝ¿‘¼²‘4‘|1WQ}jêBl“ÖMŒÀÚ&làÚ²Mç%>LÞ>>¶m“'¨•†Á¶m´~sA…S…HCQ%>YÀkÂf'W“8/6ZDy*±9çó¢*6C_wgh¸•Üi”-²ÝnwInÆd`*ÁQÿÁ*Þ/‰«`)öþË6xÑ¤—ãÁtX“Æ./’<…è3†·3%h8éfº2/flÆØ,µllm*v3‰¢Y—‡>5Zp‰/*>x>ﬂVFmb©x¤E¨%i…¯™b”ÆMj8’jM/Ñfl6âoen(¨‡¨W¸Å(yáªà†;spQd~-bWÕ~*}*üÊu<*d¯Ýœβ>>óÝfiåZ<TÒÝ>>pd>hcl‰¯Chý’CÑSsd•)hzn¸w9yt®©6…TfRÆ¹u{‘siA–qflÂWÄh±h1”Èch>*A«-{Ûf‰zxfgxâÊcçÀ*xx-VÁ*(-Íáyoa?”Zfzb:sm‡÷-987pÃ•h7¤}K:lxõÅ£¢Mã¤lØzfβþöl;½')Ú²Ü>>°em/6w“û¡7™c*-Cÿ.–ÀÜcuScéckÅ*¡p~c~jÂ–3^YTiT½fb1D3]`ØøÊÚ|>dSF–qÑH>´¡¸GW´~e¸:|hkÙ¡Sy*UÎn*Hfv§¼v‰ûÈÁnB+Þàl5>Œ>m‰Ð’6d?”sÝHu(UÄ–‘zõ“rü,D´<«åÙ£{·cp¨y)ë¼Ô¶’¤mâ|áB²Ð@¢>ûc†düQ2°<y”6Z†¤àîÃj¸®Ýf2<MÕUõ†f³81–7Àäàflw¿K®Â2´…¤HMfVrg7c¸š<5Vìj*mG´wP’Ü3fp§êZ`cRf,ü…ËáÙ’yÍ?r%/q;0§3C`îp|k™5¤'*êÿ/j“2Æ–fH)RõYz>fllBñ~ﬂ$flÝføy1ñ……éõ×^ÿe§Ä*km%7CZmqC–CzUCqGCq–Cz–//C&–1UCcmm~7m$JKQ~m†C/mYCEm~+$C/m22lm>+‘‘+redictorCERm$olumnsC/m$olorsCz66m7>CxœcA¡-Ý***ÿÿt¼|üÜÜDÿ*óqshjjh*–eo’m%7CZmqC–CUG&/CqGCq–Cz–1UCzRG/Ccmm~7m$JKQ~m†C&EBmYCEm~+$C/m22lm>+‘‘+redictorCERm$olumnsC&EBm$olorsCz66m7>Cxœ%V;o,%w¡þiéÙ]Û>fi/Œ•Änl/>|.+Nä•Ä–ÿ–dpá/>hFbþTK<<`.,fgrznã“³fz0ÝÅ«z“ZÃît?uÕ{¯^ŠÚýæÛf(ÿU90F°«…þ×_}dl**ÿÁ³§?þ‘9jê*âÅ1dβ¹óñîŠ>>ggg…

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Heat Recovery Solutions (HRS)

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HRS Clean Cycle Product

HEAT

ELECTRICITY

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Inside the Clean Cycle package

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HRS Differentiators

Core technology

Packaging

   Integrated power module

   Single part number, turnkey

   Mag lev bearing generator

   Product, not a project

   Lower maintenance: no oils, no lubricants

   Same unit used on all heat sources

HRS Applications

>100 units installed by GE w/ >1 million fleet operating hours. Som   e examples include:

Diesel Recips

Gas Recips

Biomass

Often 10+ engines per site

Landfill & biogas applications

Wood & harvest waste

1 unit on CAT diesel

1 unit on 2 GE engines

2 units on  biomass boiler

•    >70 GW installed & growing

•    >60 GW installed & growing

•    >1,000 boilers / incinerators

•    1 Clean Cycle / ~2MW

•    1 Clean Cycle / ~2MW

•    1-5 Clean Cycle units / site

•    Focus: remote utility, industrial

•    Focus: biogas, landfill, EU, Asia

•    Islands, Italy

Same core package design & technology used across applications

Confidential

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HRS Growth Strategy

Business model

Components of a good heat to power project

Historically, we have sold through channel distributors

     Enough heat (~1MWth/unit)

•    Challenges with high capex & we get little service revenue

     Continuous operation

Today, we focus on a ‘pay as you save’ lease model

     Moderate to high electricity rates

•    Customers save $ each month; low up-front cost – ease of

Customers see additional benefit if they need capacity (e.g.

customer conversion

Indonesia) or have a green or clean energy agenda (e.g. Aruba)

•    HRS locks  in a 10+yr annuity with favorable IRR

3 commercial paths

Maintain equipment sales

Grow leasing

•    Existing channels

•    Dist. energy utilities w/big engine fleets

•    Incentive markets (EU, UK, JPN)

•    Focus on Pacific Rim, Caribbean

•    Many, dispersed different customers

•    Expansion – ANZ, Lat Am, Africa, EU

•    Refer leads we get to existing channels

•    Few end users with many opportunities

•    Release new pkg system w/specifications

We want to be an attractive energy efficiency solution for customers

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Confidential

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Management Team

Board of Directors

Management Team

•      To be composed  of former CETI directors

•      Key CETI Management

and newly appointed directors

•      Key New Directors

•      Kam Mahdi – Co---Founder & CEO,

Director

•      Meddy Sahebi – Chairman (ETI)

•      Brad Garner, President GE HRS,

•      William Maloney – Director

•      John Bennett – CFO, Director

((BBiiooffuueell))

••      JJoohhnn LLeerrcchh –– VVPP SSaalleess && BBuussiinneessss

•      Juah Rouvinen  – Director (Wind)

Development

•      Daniel Elliott – Director (Energy

•      Bryan Mewhort,  VP of Operations

Storage)

•      Erin Falconer – Director (Leaftv)

•      New Directors to bring strategic and

industry expertise and relationships

Confidential

Pro forma (Un-Audited) Combined P&L ( In Thousands)

Revenue

2016 Total

2017

2018

2019

2020

Probe EMS Revenue

3,925

4,710

5,652

6,782

8,139

HRS Revenue

5,534

12,663

18,572

27,255

37,355

HRS Liscense Revenue

5,000

5,000

5,000

5,000

5,000

HRS Lease Revenue

540

1,446

2,628

4,068

5,508

Total Revenue

14,999

23,819

31,852

43,105

56,002

COGS

Total Cost of Goods

6,182

11,155

15,354

21,369

28,268

GGrroossss PPrrooffiitt

88,,881177

1122,,666644

1166,,449988

2211,,773366

2277,,773344

Gross Profit %

59%

53%

52%

50%

50%

Gain from Inventory usage

1,029

1,000

-

-

-

Total G&A Expenses

3,672

4,072

5,054

5,945

7,006

-

-

-

-

EBITDA

6,175

9,591

11,444

15,791

20,728

* Lease revenue  requires  project financing (initial  Marshall project paid up)

Confidential

Un-Audited – Pro forma Balance Sheet  Non-GAAP **

Proforma

Additional  Value Acquired

with Value adjustments

Actual from 10Q

HRS/ GE numbers  from

Post Acquisition

as if we paid market value for

September  30, 2015

September  30, 2015

the assets

Assets

Current Assets:

Cash

$

559

$

-

559

Accounts receivable  - net

429,834

2,150,000

2,579,834

Inventory

1,312,656

4,254,000

5,566,656

Total Current Assets

1,743,049

6,404,000

8,147,049

Property And Equipment  - Net

229,962

658,000

887,962

HRS License and Intelectual  Property

2,736,000

2,736,000

Other Assets

976,581

-

976,581

Total Assets

$

2,949,592

$

9,798,000

$

12,747,592

Liabilities  And Stockholders' ( Deficit )

Total Liabilities

3,589,558

-

3,589,558

Total Stockholders'  Equity

(639,966)

9,798,000

9,158,034

Total Liabilities  And Stockholders' Deficit

$

2,949,592

$

9,798,000

$

12,747,592

Pre HRS

Post HRS

Avg Price per share

$

0.08

$

0.10

Outstanding Shares

34,461,444

139,371,767

Market Cap

$

2,756,916

$

13,937,177

Confidential

Capitalization – Share Ownership

Primary Shares

No

%*

Strategic Investors

61.79

44.28%

Cap Structure

Strategic Investors

Insiders & Directors  (in millions)

5.95

4.26%

•     BFG International

Management

48.83

34.99%

•     Windstrip LLC

•     Energy Technology

Float

22.96

16.46%

Innovations

Total Outstanding

139.52

100.00%

•     Luxus Micro

Preferred Stock (Common Eq)†

9.4

6.28%

WWaarrrraannttss aanndd OOppttiioonnss

NNoo

EExx.. PPrriiccee   OOtthheerr IInnssiiddeerrss

Warrants

0.3

$0.50

Management

Warrants

0.375

$0.10

Warrants

0.375

$0.20

Options

0.108

$1.40

Total

1.158

Fully Diluted Total

150.08

*Share percentages  shown are duluted percentages,  giving

effect to the Preferred Stock, Warrants and Options outstanding

*Public float to be increased through new investors

†Preferred Stock conversion calculated at ﬂoor price of $0.08 and direct issuances by the company, with insider

per share.

holdings long-term pending re-IPO expected in 2016

or 2017.

Confidential

QUESTIONS?

♣

♣

Competition

Known <500kW in-field ORC*

Primary competitors

HRS

43

Mitsubishi Heavy

•   Turboden line focuses on >500kW apps; 200+ in-field units

Turboden

Industries

•   Purecycle: 250W EU push with low cost units from inventory

Tri-0-Gen

11

•   50-70kW unit based in US. Moving into Eastern Europe

13

Electratherm

120

•   160kW unit; high condensing temps – 8 JB installations

Purecycle

17

•   Rumored to be for sale; also set up LLC to buy heat, sell power

(UTC)

17

Other /

•   Industry filled w/ sm. start-ups <5 installs; largely pilots unknown

other

•   Voith emerging; ~40 kW steam cycle ; larger system next year

*Compiled by websites, conferences, brochures,

•   Bosch purchased Kohler-Ziegler; similar expander technology eettcc..

AAnnaallyyssiiss

•

Many early growth stage

Our Edge

•

Technology

•

HRS leads in core technology I/P; not controls, fluids & HEX patents

•

Proven, reliable “product” solution

•

HRS product roadmap improves position (BOP, CHP, efficiency, install cost)

•

Ease of integration/operation

•

Wide operating range

•

Slow gestation for OI: delayed FIT’s, limited capital, design fuel delivery (BOP)

•

Safety: Non-flammable fluid

•

Direction > full turnkey; integrated solutions

•

Turn key solutions

Engine competitors aligning with ORC

•

Wartsila: engine combined cycle program; MOU for marine ORC with Turboden

•

Caterpillar: ‘bottoming cycle’ program called ARES funded by DOE;  developing landfill pilot with Voith

•

MAN diesel: agreement with Opcon for Marine applications

•

Cummins: 5 WH2P & ORC related patents filed in recent years; exploring ORC development for both gas & diesel

12/1/2015

Confidential

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Product Path

Average sales amount by product type

•

Incremental value via GE paid

$1,200,000

product enhancements:

Recurring

$1,050

o     HRS share of the deal increases

$1,000,000

Initial sale

o     Revenue upsell: 1 unit lease =

$800,000

sale of ~6 CC125 units

493%

o     Increased GM 15% >30%

$600,000

$450

o     Ease of service &install

$400,000

o     Increased commonality

$$222255

$200,000

$157

••

CETI HRS strategy:

o     Discontinue CC125

$-

o     Sell CCII to packagers > SPV

CC125

CCII

Package

10 yr. Lease

o     Sell packages to large

utilities/OEM

o     Lease to small utilities/IPP’s

Confidential

Regional Structure

Pkgr

Local

HRS

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HRS cost reduction journey

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Economics of a deal

Example lease economics

Results

Assumptions

•

1,552,000 kWh of avoided diesel fired generation per year

•

2x6.1MW engines, one runs at a time

•

96,000 gallons of diesel fuel saved per year

•

$3.28/gal fuel cost to run engines

•

2,336,000 pounds of GHG avoided per year

•

2 Clean Cycles, each running at 97kW

•

Rental co-charges lease equivalent to ~$0.15/kWh

Benefits ($’s in 000)

Customer

Customer financials

$4,000

Annual net income

Cumulative net income

Capital cost (@ contract)

$50k

$3,000

Original price/kWh

$0.21

$2,000

Clean Cycle price/kWh

$0.15

SSaavviinnggss ppeerr CCCC IIII kkWWhh

$$00..0066

$$11,,000000

Annual savings

$94k

$-

15yr savings

$3,156k

0    1    2    3    4    5    6    7    8    9   10  11  12  13  14  15

$(1,000)

Heat Recovery Solutions

HRS financials

$1,500

Capital cost

$950k

Annual OpEx

$20k

$1,000

Charged price/kWh

$0.15

$500

Annual revenue (10 yrs)

$231k

$-

Annual EBITDA

$211k

$(500)      0    1    2    3    4    5    6    7    8    9   10  11  12  13  14  15

10yr IRR

20%

$(1,000)

Cumulative net income

$1,305k

$(1,500)

Customer saves on fuel with minimal up-front capital or risk; customer services Clean Cycle

Confidential

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Existing Pipeline to Convert

Capital Required to BE

Cummulative Capital

Requirements

In Thousands

Capital  Requirements in Millions

Per Qtr

Cumulative

4,000

Q4 2015

2.4

2.4

3,500

Q1 2016

0.8

3.2

Q2 2016

0.2

3.4

3,000

Q3 2016

-

3.4

22,,550000

QQ44 22001166

--

33..44

2,000

Cum Cap Req

1,500

1,000

500

•      Assumes sale of only $1M of

gratis GE inventory in 2016

-

•      Breakeven by end 2016

Oct  Nov Dec  Jan  Feb Mar Apr May Jun   Jul   Aug  Sep  Oct  Nov Dec

Confidential

Regional Execution

HRS SPV Structure